EXHIBIT 10.1

AMENDMENT NO. 4 AND WAIVER TO CREDIT AGREEMENT

This AMENDMENT NO. 4 AND WAIVER TO CREDIT AGREEMENT (this “Amendment No. 4 and Waiver”) is entered into as of May 31, 2017, by and among Lower Lakes Towing Ltd. (“Lower Lakes”), Lower Lakes Transportation Company (“LLTC”), Grand River Navigation Company, Inc. (“Grand River”), Black Creek Shipping Company (“Black Creek”, together with Lower Lakes, LLTC and Grand River, the “Borrowers”), Rand LL Holdings Corp. (“Parent”), Rand Logistics, Inc. (“Rand”), Rand Finance Corp. (“Rand Finance”), Lower Lakes Ship Repair Company Ltd. (“LL Ship Repair”, together with Parent, Rand and Rand Finance, the “Guarantors”; and the Guarantors, together with the Borrowers, the “Credit Parties”), the lenders from time to time party to the Credit Agreement (as hereinafter defined) (collectively, the “Lenders”), and Bank of America, N.A., as agent (in such capacity, the “Agent”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement. Certain capitalized terms used herein are defined in Section 2(c) of this Amendment No. 4 and Waiver.

RECITALS

WHEREAS, reference is made to (i) that certain Credit Agreement, dated as of March 27, 2015 (as amended, restated, supplemented or otherwise modified from time to time prior to the Amendment No. 4 and Waiver Effective Date, the “Credit Agreement”), by and among the Borrowers, certain other credit parties from time to time thereto, the Lenders and the Agent, and (ii) that certain Term Loan Credit Agreement, dated as of March 11, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Second Lien Credit Agreement”), by and among Rand, Parent, the Borrowers, Lightship Capital LLC, as lender (in such capacity, the “Second Lien Lender”), and Guggenheim Corporate Funding, LLC, as agent;

WHEREAS, the Amendment No. 2 and Waiver Agreement, dated as of August 26, 2016, among the Borrowers, the Agent and certain of the Lenders, accelerated the date by which the Credit Parties are required to deliver certain audited Financial Statements for the Fiscal Year ending March 31, 2017 (the “Required Audit”) to May 31, 2017;

WHEREAS, the Credit Parties may fail to deliver the Required Audit by May 31, 2017;

WHEREAS, Section 8.1(c) of the Credit Agreement provides that, subject to a three (3) Business Day grace period, it shall be an Event of Default if the Credit Parties shall fail to deliver the Required Audit on or before May 31, 2017 (such Event of Default, the “Specified Default”); and

WHEREAS, upon the Borrowers’ request, the Agent and Lenders have agreed, subject to the terms and conditions set forth herein, to (i) preemptively grant a waiver solely with respect to the Specified Default for the duration of the Waiver Period (as defined below), and (ii) amend certain provisions of the Credit Agreement, in each case as more fully described herein;

NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1            Confirmation by the Credit Parties of Obligations. The Borrowers and each other Credit Party acknowledge and agree that, as of May 30, 2017, the Borrowers are indebted to the Agent and the Lenders for Loans in the aggregate principal amount of $138,677,349.63, together with interest accrued and accruing thereon. The foregoing amounts do not include other fees, expenses and other amounts which are chargeable or otherwise reimbursable under the Credit Agreement. None of the Borrowers or the other Credit Parties has any rights of offset, defenses, claims or counterclaims with respect to any of the Obligations and each of the Credit Parties are jointly and severally obligated with respect thereto, in each case in accordance with the terms of the applicable Loan Documents.

Section 2            Waiver.

(a)                The Waiver. Effective as of the Amendment No. 4 and Waiver Effective Date, the Lenders and the Agent agree that solely until the Waiver Termination Date (as defined below), the Lenders and the Agent hereby preemptively waive the Specified Default. The Borrowers and each other Credit Party acknowledge and agree that the Specified Default that may occur and be continuing during the Waiver Period would constitute an Event of Default upon which action could be taken but for the waiver described in the preceding sentence. From and after the Waiver Termination Date, (i) the agreement of the Lenders and the Agent hereunder waiving the Specified Default as set forth in this Section 2(a) shall immediately terminate without the requirement of any demand, presentment, protest, or notice of any kind, all of which are hereby waived by the Borrowers and each other Credit Party and (ii) from and after the Waiver Termination Date, the Specified Default shall be deemed to be an Event of Default for all purposes of the Credit Agreement and the other Loan Documents.

(b)                Limitation on Waiver Extension. Except as set forth herein, the Lenders and the Agent shall not have any obligation to extend the Waiver Period, or enter into any other waiver, forbearance or amendment, and the Lenders’ and the Agent’s agreement to permit any such extension, or enter into any other waiver, forbearance or amendment shall be subject to the sole discretion of the Lenders. Any agreement by the Lenders and the Agent to extend the Waiver Period, if any, or enter into any other waiver, forbearance or amendment, must be set forth in writing and signed by a duly authorized signatory of the Lenders and the Agent. The Borrowers and the other Credit Parties each acknowledge that the Lenders and the Agent have not made any assurances concerning any possibility of an extension of the Waiver Period or the entering into of any other waiver, forbearance or amendment.

(c)                Certain Definitions. As used in this Amendment No. 4 and Waiver, the following terms shall have the meanings set forth below:

“Amendment No. 4 and Waiver Effective Date” has the meaning provided in Section 16.

“Potential Recapitalization Transaction” means a recapitalization transaction with respect to the Credit Parties and their Subsidiaries and their respective obligations under the Credit Agreement and the Second Lien Credit Agreement on terms to be agreed by the Borrowers, the Agent, the Lenders and the Second Lien Lender.

“Specified Default” has the meaning provided in the recitals hereto.

“Waiver Default” means (i) the occurrence of any Default or Event of Default (other than the Specified Default), (ii) the occurrence of any Default or Event of Default under, and as defined in, the Second Lien Credit Agreement (other than the Specified Default) or (iii) any Credit Party shall fail to observe or perform any covenant, condition or agreement contained in this Amendment No. 4 and Waiver.

“Waiver Period” means the period beginning on the Amendment No. 4 and Waiver Effective Date and ending on the earliest to occur of:

(i)                 any Waiver Default; or

(ii)               the commencement of any legal proceedings in any court or governmental body of competent jurisdiction by any of the Credit Parties or any of their respective Subsidiaries or equity holders pursuant to which any legal remedy or relief is sought with respect to, or which would be binding upon, or which would restrict, restrain or enjoin the Agent or the Lenders from enforcing its rights under this Amendment No. 4 and Waiver, the Credit Agreement or the other Loan Documents;

(iii)             three (3) Business Days, following the termination of negotiations with respect to the Potential Recapitalization Transaction by and among the Credit Parties, their advisors, the Agent and the Second Lien Lender; or

(iv)              June 14, 2017, at 11:59 p.m. New York time.

“Waiver Termination Date” means the first to occur of the events described in clauses (i) through (iv) in the definition of Waiver Period.

(d)                Limited Waiver. This Amendment No. 4 and Waiver is limited in nature and nothing contained herein is intended, or shall be deemed or construed (i) to constitute a waiver of any Defaults or Events of Default other than the Specified Default or non-compliance with any term or provision of the Loan Documents or applicable law, except to the extent expressly provided for herein or (ii) to establish a custom or course of dealing between the Credit Parties, on the one hand, and the Agent or the Lenders, on the other hand.

Section 3            Supplemental Terms, Conditions and Covenants. The Credit Parties hereto hereby agree to comply with the terms, conditions and covenants set forth below from and after the Amendment No. 4 and Waiver Effective Date, in each case notwithstanding any provision to the contrary set forth in the Credit Agreement or any other Loan Document:

(a)                Cooperation and Further Assurances.

(i)                 The Credit Parties shall cooperate reasonably and in good faith with the Lenders, the financial advisor selected by the Lenders or their counsel (together with any successor or replacement financial advisor selected by the Lenders or its counsel, the “Lender Financial Advisor”) and such other professional advisors retained from time to time by the Lenders in providing full and complete access to the Credit Parties’ books and records, to all other requested information relating to their business and financial affairs and their properties, and to their senior management and professional advisory teams upon reasonable prior notice, during regular business hours and for reasonable durational periods.

(ii)               At the request of the Lenders or the Agent, the Borrowers shall provide such other information to the Lenders and the Agent with respect to the Credit Parties and their respective Subsidiaries and the Potential Recapitalization Transaction.

(iii)             The Borrowers agree to provide all documentation, take all further actions and execute all further documents, in each case, as reasonably requested by the Lenders to effect the transfer of agency from the Agent to the Lenders (or an Affiliate or sub-agent thereof) in connection with the resignation of the Agent pursuant to Section 9.7 of the Credit Agreement. The Borrowers hereby agree that the Lenders may, in their sole discretion at any time after the Amendment No. 4 and Waiver Effective Date, appoint itself (or an Affiliate or sub-agent) as successor Agent pursuant to Section 9.7 of the Credit Agreement without any further consent of the Borrowers.

(b)                Additional Restrictions. Notwithstanding anything in the Credit Agreement to the contrary (but subject to the additional restrictions in the immediately succeeding sentence), from and after the Amendment No. 4 and Waiver Effective Date, no Credit Party shall, nor shall any Credit Party permit any of its Subsidiaries to, directly or indirectly, without consent of the Lenders, (A) consummate any transaction otherwise permitted pursuant to Section 6.1 of the Credit Agreement, (B) incur any Indebtedness, (C) create or incur any new Liens, (D) make any Restricted Payments, or (E) consummate any sale, transfer or other disposition of its properties or assets, except, in the case of each such clause, in the ordinary course of business; provided, however, that (I) the Borrowers shall in any event be permitted to make Restricted Payments pursuant to Section 6.14(e) of the Credit Agreement, and (II) the Credit Parties shall in any event be permitted to incur Indebtedness permitted under Section 6.3(vii) of the Credit Agreement (other than hedging obligations and Bank Products Obligations not incurred consistent with past practices of the Credit Parties as of the Amendment No. 4 and Waiver Effective Date). Furthermore, from and after the Amendment No. 4 and Waiver Effective Date, each Credit Party shall not (x) take any action that would be prohibited by the express terms of the Credit Agreement at any time while a Default or Event of Default is in existence, (y) sell or dispose of a Vessel or (z) have any consent rights under the Credit Agreement with respect to the actions by the Agent or the Lenders that may be subject to the express consent of the Credit Parties during the existence of a Default or Event of Default.

(c)                Additional Agreements. Notwithstanding the waiver of the Specified Default during the Waiver Period as provided herein, each of the Credit Parties hereby agrees that, during the Waiver Period (x) the Agent and the Lenders shall have all rights afforded to the Agent and/or the Lenders during the occurrence or continuance of a Default or Event of Default under Section 6.14(c) (Restricted Payments), Sections 11.3(b) and (d) (Fees and Expenses) and clause (e) of Annex F (Collateral Reports) of the Credit Agreement on the same basis as if the Specified Default had not been waived and (y) for purposes of Sections 1.5(e) (Interest and Applicable Margins), 1.13 (Access and Audits), 4.2 (Communication with Accountants), 5.6 (Supplemental Disclosure) and 5.11(b)(i) (Additional Provisions Regarding Vessels) of the Credit Agreement, a Default or Event of Default shall be deemed to have occurred and be continuing. The Borrowers hereby agree not to request (or request to continue or convert any existing Loans as or into) any new LIBOR Loans and, pursuant to Section 1.5(e) of the Credit Agreement, the Lenders hereby give notice that the Borrowers shall not be permitted to request (or request to continue or convert any existing Loans as or into) any new LIBOR Loans.

(d)                Fees and Expenses. In addition to any fees and expenses due pursuant to Section 11.3 of the Credit Agreement, the Credit Parties hereby agree to pay within five (5) days of receipt of an invoice therefor (subject to redaction to protect privileges or other confidential communications), (x) all reasonable fees, costs and expenses incurred by the Lenders (including, without limitation, the fees, costs and expenses of Otterbourg P.C. and U.S. and Canadian maritime counsel) and (y) the fees, costs and expenses of the Lender Financial Advisor as separately agreed to in writing, in each case, directly to the Lenders or its professionals and advisors, as applicable, in connection with (i) the negotiation of this Amendment No. 4 and Waiver, (ii) the Lenders’ diligence efforts, (iii) the Potential Recapitalization Transaction and (iv) other actions contemplated by this Amendment No. 4 and Waiver and the Credit Agreement.

(e)                Public Disclosure. The Credit Parties hereby agree to (i) furnish to Lenders (and allow the Lenders a reasonable opportunity to review) any press release or other documentation to be made public in connection with the disclosure of this Amendment No. 4 and Waiver and/or any Potential Recapitalization Transaction, and (ii) consult with the Lenders in the preparation thereof, in each case prior to making such press release or other documentation public.

(f)                 Recapitalization. The Credit Parties and the Second Lien Lender shall have entered into a binding agreement with respect to a Potential Recapitalization Transaction on or prior to June 30, 2017, the terms and conditions of which shall be reasonably satisfactory to the Agent and the Lenders, and upon execution thereof, the Credit Parties shall at all times comply with the terms and conditions set forth therein.

Section 4            Amendments to Credit Agreement.

(a)                Annex A to the Credit Agreement is hereby amended by inserting the following new definition in appropriate alphabetical order:

““Amendment No. 4 and Waiver” means that certain Amendment No. 4 and Waiver under Credit Agreement, dated as of May 31, 2017, by and among Agent, the Lenders and the Credit Parties.”

(b)                Section 8.1(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(b) Any Credit Party fails or neglects to perform, keep or observe (w) any of the provisions of Section 1.4, 1.8, 5.4(a), 5.14 or 6, (x) any provisions set forth in Annex C or G, (y) paragraphs (d) or (r) of Annex E or (z) any provisions of Section 3 or 12 of the Amendment No. 4 and Waiver.”

Section 5           Representations and Warranties. Each of the Credit Parties hereby represents and warrants to Agent and the Lenders as follows:

(a)                Each Credit Party is in good standing in its jurisdiction of incorporation or formation and is duly qualified in each jurisdiction where, because of the nature of its activities or properties, such qualification is required, except for such jurisdictions where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect, and has all requisite power and authority to execute, deliver and perform this Amendment No. 4 and Waiver.

(b)                The execution, delivery and performance of this Amendment No. 4 and Waiver (i) have been duly authorized by all requisite action of the Credit Parties and (ii) will not (A) contravene the terms of any Credit Party’s charter, bylaws or other organizational documents, (B) violate any provision of applicable law, (C) conflict with or result in any material breach or contravention of, or the creation of any Lien (other than any Permitted Encumbrance) under, any document evidencing any material Contractual Obligation to which any Credit Party is a party or any order, injunction, writ or decree of any governmental authority to which any Credit Party or its property is subject, or (D) require any approval of any holder of Equity Interests of a Credit Party or any approval or consent of any Person under any Material Contract of any Credit Party, other than consents or approvals that have been obtained and that are still in force and effect. This Amendment No. 4 and Waiver has been duly executed and delivered by each Credit Party party hereto.

(c)                No registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority is required in connection with the execution, delivery and performance by it of this Amendment No. 4 and Waiver or the documents and instruments executed in connection herewith, other than registrations, consents, approvals, notices, or other actions that have been obtained and that are still in force and effect.

(d)                Each of the Credit Parties represents and warrants that the execution, delivery and performance by each of the Credit Parties of this Amendment No. 4 and Waiver and the documents and instruments delivered in connection therewith have been duly authorized by all necessary corporate action and that this Amendment No. 4 and Waiver is a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

(e)                No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against any Borrower, any Guarantor, Agent, or the Lenders.

(f)                 No Default or Event of Default has occurred and is continuing as of the date of the effectiveness of this Amendment No. 4 and Waiver and after giving effect thereto, and no condition exists which constitutes a Default or an Event of Default.

(g)                Each of the Credit Parties hereby certifies that each of the representations and warranties contained in the Credit Agreement and the other Loan Documents (as amended through the date hereof) is true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof as if made on the date hereof, notwithstanding the reference to Closing Date in such representations and warranties, except to the extent that any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of such earlier date.

(h)                This Amendment No. 4 and Waiver has been entered into without force or duress, of the free will of each Credit Party, and the decision of each Credit Party to enter into this Amendment No. 4 and Waiver is a fully informed decision and such Credit Party is aware of all legal and other ramifications of each decision.

(i)                 Each Credit Party has read and understands this Amendment No. 4 and Waiver, has consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of this Amendment No. 4 and Waiver, has read this Amendment No. 4 and Waiver in full and final form, and has been advised by its counsel of its rights and obligations hereunder.

(j)                 The security interests granted pursuant to the Collateral Documents in the Collateral continue to be valid, binding, and enforceable security interests which secure the Obligations and the Liens created by the Collateral Documents in the Collateral constitute fully perfected Liens in favor of the Agent (subject only to the Liens permitted under the Credit Agreement).

Section 6            Ratification of Liabilities, etc.. Each Credit Party hereby (a) acknowledges and reaffirms its obligations owing to Agent and the Lenders under each Loan Document to which it is a party, and (b) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Each Credit Party hereby (i) further ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to and in connection with any of the Loan Documents to Agent, on behalf and for the benefit of the Lenders, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and (ii) acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof (including, without limitation, from after giving effect to this Amendment No. 4 and Waiver).

Section 7            Effect on Loan Documents. (a)  The Credit Agreement and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment No. 4 and Waiver shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Agent or the Lenders under the Credit Agreement or any other Loan Document. The waivers set forth herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse any future noncompliance with the Loan Documents nor operate as a waiver of any Default or Event of Default (other than the Specified Default), shall not operate as a consent to any further waiver, consent or amendment or other matter under the Loan Documents, and shall not be construed as an indication that any future waiver or amendment of covenants or any other provision of the Credit Agreement or any other Loan Document will be agreed to, it being understood that the granting or denying of any waiver or amendment which may hereafter be requested by the Credit Parties remains in the sole and absolute discretion of Agent and Lenders. To the extent that any terms or provisions of this F Amendment and Waiver conflict with those of the Credit Agreement or the other Loan Documents, the terms and provisions of this Amendment No. 4 and Waiver shall control.

(b)                Upon and after the effectiveness of this Amendment No. 4 and Waiver, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

(c)                To the extent that any of the terms and conditions in any of the Loan Documents shall contradict or be in conflict with any of the terms or conditions of the Credit Agreement, after giving effect to this Amendment No. 4 and Waiver, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified hereby.

(d)                This Amendment No. 4 and Waiver is a “Loan Document” for purposes of the Credit Agreement and the other Loan Documents.

(e)                Any reference in this Amendment No. 4 and Waiver to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).

Section 8            Release.

(a)                Effective on the date hereof, each Credit Party, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby waives, releases, remises and forever discharges Agent and the Lenders, each of their respective Affiliates, and each of their respective successors in title, past, present and future officers, directors, employees, limited partners, general partners, investors, attorneys, assigns, subsidiaries, shareholders, trustees, agents and other professionals and all other persons and entities to whom any member of the Lenders would be liable if such persons or entities were found to be liable to such Credit Party (each a “Releasee” and collectively, the “Releasees”), from any and all past, present and future claims, suits, liens, lawsuits, adverse consequences, amounts paid in settlement, debts, deficiencies, diminution in value, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (each a “Claim” and collectively, the “Claims”), whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforeseen, past or present, liquidated or unliquidated, suspected or unsuspected, which such Credit Party ever had, now has, or might hereafter have against any such Releasee which relates, directly or indirectly to the Credit Agreement, any other Loan Document, or to any acts or omissions of any such Releasee with respect to the Credit Agreement or any other Loan Document, or to the lenderborrower relationship evidenced by the Loan Documents, except for the duties and obligations set forth in this Amendment No. 4 and Waiver. As to each and every Claim released hereunder, each Credit Party hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

(b)                As to each and every Claim released hereunder, each Credit Party also waives the benefit of each other similar provision of applicable federal, provincial, or state law (including without limitation the laws of the state of New York), if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.

(c)                Each Credit Party acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such Claims and agrees that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Credit Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(d)                Each Credit Party, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Person pursuant to the above release. Each Credit Party further agrees that it shall not dispute the validity or enforceability of the Credit Agreement or any of the other Loan Documents or any of its obligations thereunder, or the validity, priority, enforceability or the extent of Agent’s Lien on any item of Collateral under the Credit Agreement or the other Loan Documents. If any Credit Party, or any of their respective successors, assigns, or officers, directors, employees, agents or attorneys, or any Person acting for or on behalf of, or claiming through it violate the foregoing covenant, such Person, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by such Releasee as a result of such violation.

Section 9            Construction. This Amendment No. 4 and Waiver and all other agreements and documents executed and/or delivered in connection herewith have been prepared through the joint efforts of all of the parties hereto. Neither the provisions of this Amendment No. 4 and Waiver or any such other agreements and documents nor any alleged ambiguity therein shall be interpreted or resolved against any party on the ground that such party or its counsel drafted this Amendment No. 4 and Waiver or such other agreements and documents, or based on any other rule of strict construction. Each of the parties hereto represents and declares that such party has carefully read this Amendment No. 4 and Waiver and all other agreements and documents executed in connection therewith, and that such party knows the contents thereof and signs the same freely and voluntarily. The parties hereto acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Amendment No. 4 and Waiver and all other agreements and documents executed in connection herewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect.

Section 10        Counterparts. This Amendment No. 4 and Waiver may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Waiver. Delivery of an executed counterpart of this Amendment No. 4 and Waiver by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment No. 4 and Waiver. Any party delivering an executed counterpart of this Amendment No. 4 and Waiver by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment No. 4 and Waiver, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment No. 4 and Waiver.

Section 11        Severability. In case any provision in this Amendment No. 4 and Waiver shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Waiver and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 12        Further Assurances. The Borrowers and each other Credit Party agrees to, and to cause any other Credit Party to, take all further actions and execute all further documents as the Agent may (or at the direction of the Lenders, shall) from time to time reasonably request to carry out the transactions contemplated by this Amendment No. 4 and Waiver and all other agreements executed and delivered in connection herewith.

Section 13        Section Headings. The headings and underscoring of articles, sections and clauses have been included herein for convenience only and shall not be considered in interpreting this Amendment No. 4 and Waiver.

Section 14        Notices. All notices, requests, and demands to or upon the respective parties hereto shall be given in accordance with the Credit Agreement.

Section 15        Governing Law. This Amendment No. 4 and Waiver shall be governed by, and construed in accordance with, the internal laws of the State of New York.

Section 16        Effectiveness. This Amendment No. 4 and Waiver shall become effective at the time (the “Amendment No. 4 and Waiver Effective Date”) that all of the following conditions precedent have been satisfied as determined by the Lenders in its sole discretion:

(a)                Agreement. The Agent and the Lenders shall have received duly executed signature pages for this Amendment No. 4 and Waiver signed by the Borrowers, each other Credit Party, the Agent and the Lenders.

(b)                Second Lien Credit Agreement Waiver. Agent and the Lenders shall have received that certain Fifth Amendment and Waiver to Credit Agreement, dated as of May 31, 2017, in form and substance satisfactory to the Lenders, duly executed and delivered by the parties thereto, which shall be in full force and effect.

(c)                Accuracy of Representations. After giving effect to this Amendment No. 4 and Waiver, the representations and warranties contained herein, in the Credit Agreement and in the other Loan Documents, in each case shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall continue to be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date).

(d)                No Contravention. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Credit Party, the Agent or the Lenders.

(e)                No Default or Event of Default. After giving effect to this Amendment No. 4 and Waiver, no Default or Event of Default shall have occurred and be continuing as of the Amendment No. 4 and Waiver Effective Date.

(f)                 Fees and Expenses. All reasonable fees, charges and disbursements of the Agent incurred in the preparation, negotiation and execution of this Amendment No. 4 and Waiver or otherwise in connection with the Loan Documents or the transactions contemplated thereby, together with all other fees and expenses submitted to the Borrowers and required to be paid or reimbursed pursuant to Section 11.3 of the Credit Agreement, shall have been paid or reimbursed by the Borrowers.

Section 17        Successors and Assign. This Amendment No. 4 and Waiver (i) shall be binding upon the Credit Parties, the Agent and the Lenders and upon their respective nominees, successors and assigns, and (ii) shall inure to the benefit of the Credit Parties, the Agent and the Lenders.

Section 18        Amendments. No provision of this Amendment No. 4 and Waiver may be amended, modified, waiver or supplemented, except by written agreement between Borrowers, each other Credit Party and the Lenders.

Section 19        SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. THIS AMENDMENT NO. 4 AND WAIVER SHALL BE SUBJECT TO THE PROVISIONS REGARDING JURISDICTION AND WAIVER OF JURY TRIAL SET FORTH IN SECTIONS 11.9 AND 11.19 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

Section 20        Time of Essence. Time is of the essence of this Amendment No. 4 and Waiver.

[Signature pages to follow]

IN WITNESS WHEREOF, this Amendment No. 4 and Waiver has been executed by the parties hereto as of the date first written above.

LOWER LAKES TOWING LTD., as a Borrower

By: /s/ Mark S. Hiltwein
Name: Mark S. Hiltwein
Title: Chief Financial Officer

LOWER LAKES TRANSPORTATION COMPANY, as a Borrower

By: /s/ Mark S. Hiltwein
Name: Mark S. Hiltwein
Title: Chief Financial Officer

GRAND RIVER NAVIGATION COMPANY, INC., as a Borrower

By: /s/ Mark S. Hiltwein
Name: Mark S. Hiltwein
Title: Chief Financial Officer

BLACK CREEK SHIPPING COMPANY, INC., as a Borrower

By: /s/ Mark S. Hiltwein
Name: Mark S. Hiltwein
Title: Chief Financial Officer

RAND LOGISTICS, INC., as a Guarantor

By: /s/ Mark S. Hiltwein
Name: Mark S. Hiltwein
Title: Chief Financial Officer

RAND LL HOLDINGS CORP., as a Guarantor

By: /s/ Mark S. Hiltwein
Name: Mark S. Hiltwein
Title: Chief Financial Officer

Signature Page to Amendment No. 4 and Waiver to Rand Credit Agreement

RAND FINANCE CORP., as a Guarantor

By: /s/ Mark S. Hiltwein
Name: Mark S. Hiltwein
Title: Chief Financial Officer

LOWER LAKES SHIP REPAIR COMPANY LTD., as a Guarantor

By: /s/ Mark S. Hiltwein
Name: Mark S. Hiltwein
Title: Chief Financial Officer

LOWER LAKES TOWING (17) LTD., as a Guarantor

By: /s/ Mark S. Hiltwein
Name: Mark S. Hiltwein
Title: Chief Financial Officer

BLACK CREEK SHIPPING HOLDING COMPANY, INC., as a Guarantor

By: /s/ Mark S. Hiltwein
Name: Mark S. Hiltwein
Title: Chief Financial Officer

Signature Page to Amendment No. 4 and Waiver to Rand Credit Agreement

BANK OF AMERICA, N.A., as Agent, an L/C Issuer, Documentation Agent and a Lender

By: /s/ Adam Seiden
Name: Adam Seiden
Title: SVP

BANK OF AMERICA, N.A., (acting through its Canada Branch) as Agent, an L/C Issuer, and a Cdn. Lender

By: /s/ Sylwia Durkiewicz
Name: Sylwia Durkiewicz
Title: Vice President

Signature Page to Amendment No. 4 and Waiver to Rand Credit Agreement

CITIZENS BUSINESS CAPITAL, A DVISION OF CITIZENS ASSET FINANCE, INC., as a Lender By: /s/ Kenneth Wales Name: Kenneth Wales Title: Vice President

Signature Page to Amendment No. 4 and Waiver to Rand Credit Agreement

PEOPLES UNITED BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Justin T. Mills Name: Justin T. Mills Title: Vice President

Signature Page to Amendment No. 4 and Waiver to Rand Credit Agreement

THE HUNTINGTON NATIONAL BANK (as successor by merger to FIRSTMERIT BANK, N.A.), a national banking association, as a Lender By: /s/ Lynn Alan Gruber Name: Lynn Alan Gruber Title: Vice President

Signature Page to Amendment No. 4 and Waiver to Rand Credit Agreement